Exhibit 99.1

1.                                      On February 28, 2020, pursuant to a Transaction Agreement entered into between Athene Holding Ltd. (the “Issuer”) and entities affiliated with Apollo Global Management, Inc. and Apollo Operating Group (together, “Apollo”), dated as of October 27, 2019 (the “Transaction Agreement”), the Issuer issued 35,534,942 new Class A Common Shares of the Company (“Class A Shares”) to certain investment funds managed by affiliates of Apollo in exchange for (i) 29,154,519 Apollo Operating Group Units (as defined in the Transaction Agreement) and (ii) $350,000,000.  The share issuance and other transactions contemplated by the Transaction Agreement were approved by the Compensation Committee of the Issuer on February 27, 2020, for the purpose of, among other things, exempting the acquisitions under Exchange Act Rule 16b-3.

2.                                      The Class A Shares reported as beneficially owned following the reported transaction are held of record by (i) APH I Holdings - Wednesday Sub (Cayman), LLC (“APH I Holdings”); (ii) APH II Holdings - Wednesday Sub (Cayman), LLC (“APH II Holdings”); (iii) APH III Holdings - Wednesday Sub (Cayman), LLC (“APH III Holdings”); (iv) APH IV Holdings - Wednesday Sub (Cayman), LLC (“APH IV Holdings”); (v) APH V Holdings - Wednesday Sub (Cayman), LLC (“APH V Holdings”); (vi) APH VI Holdings - Wednesday Sub (Cayman), LLC (“APH VI Holdings”); (vii) APH VII Holdings - Wednesday Sub (Cayman), LLC (“APH VII Holdings”); (viii) APH VIII Holdings - Wednesday Sub (Cayman), LLC (“APH VIII Holdings”); (ix) APH IX Holdings - Wednesday Sub (Cayman), LLC (“APH IX Holdings”); (x) APH X Holdings - Wednesday Sub (Cayman), LLC (“APH X Holdings”); (xi) APH XI Holdings - Wednesday Sub (Cayman), LLC (“APH XI Holdings”); (xii) APH XII Holdings - Wednesday Sub (Cayman), LLC (“APH XII Holdings”); (xiii) AMH Holdings - Wednesday Sub (Cayman), LLC (“AMH Holdings”); (xiv)  Apollo Palmetto Advisors, L.P. (“Palmetto Advisors”); (xv) Apollo Insurance Solutions Group LP (“Solutions”); (xvi) AAA Holdings, L.P. (“AAA Holdings”); (xvii) AAA Guarantor-Athene, L.P. (“AAA Guarantor”); (xviii) Apollo Principal Holdings V, L.P. (“Principal Holdings V”); and (xix) Apollo Principal Holdings VIII, L.P. (“Principal Holdings VIII,” and, together with APH I Holdings, APH II Holdings, APH III Holdings, APH IV Holdings, APH V Holdings, APH VI Holdings, APH VII Holdings, APH VIII Holdings, APH IX Holdings, APH X Holdings, APH XI Holdings, APH XII Holdings, AMH Holdings, Solutions, Palmetto Advisors, AAA Holdings, AAA Guarantor, and Principal Holdings V, the “Record Holders”).  The number of Class A Shares reported as beneficially owned does not include 82,769 Class A Shares that have been granted to employees of certain of the reporting persons but are held by Apollo Management Holdings, L.P. (“Management Holdings”) as custodian. The Class A Shares reported as beneficially owned following the reported transaction also do not include Class A Shares that are subject to a voting agreement between Management Holdings and certain executives of the Issuer.

The sole member of APH I Holdings is Apollo Principal Holdings I, L.P. (“Principal Holdings I”), and Apollo Principal Holdings I GP, Ltd. (“Principal Holdings I GP”) is the general partner of Principal Holdings I. The sole member of APH II Holdings is Apollo Principal Holdings II, L.P. (“Principal Holdings II”), and Apollo Principal Holdings II GP, Ltd. (“Principal Holdings II GP”) is the general partner of Principal Holdings II. The sole member of APH III Holdings is Apollo Principal Holdings III, L.P. (“Principal Holdings III”), and Apollo Principal Holdings III GP, Ltd. (“Principal Holdings III GP”) is the general partner of Principal Holdings III. The sole member of APH IV Holdings is Apollo Principal Holdings IV, L.P. (“Principal Holdings IV”), and Apollo Principal Holdings IV GP, Ltd. (“Principal Holdings IV GP”) is the general partner of Principal Holdings IV. The sole member of APH V Holdings is Principal Holdings V, and Apollo Principal Holdings V GP, Ltd. (“Principal Holdings V GP”) is the general partner of Principal Holdings V. The sole member of APH VI Holdings is Apollo Principal Holdings VI, L.P. (“Principal Holdings VI”), and Apollo Principal Holdings VI GP, Ltd. (“Principal Holdings VI GP”) is the general partner of Principal Holdings VI. The sole member of APH VII Holdings is Apollo Principal Holdings VII, L.P. (“Principal Holdings VII”), and Apollo Principal Holdings VII GP, Ltd. (“Principal Holdings VII GP”) is the general partner of Principal Holdings VII. The sole member of APH VIII Holdings is Principal Holdings VIII, and Apollo Principal Holdings VIII GP, Ltd. (“Principal Holdings VIII GP”) is the general partner of Principal Holdings VIII. The sole member of APH IX Holdings is Apollo Principal Holdings IX, L.P. (“Principal Holdings IX”), and Apollo Principal Holdings IX GP, Ltd. (“Principal Holdings IX GP”) is the general partner of Principal Holdings IX. The sole member of APH X Holdings is Apollo Principal Holdings X, L.P. (“Principal Holdings X”), and Apollo Principal Holdings X GP, Ltd. (“Principal Holdings X GP”) is the general partner of Principal Holdings X. The sole member of APH XI Holdings is Apollo Principal Holdings XI, LLC (“Principal Holdings XI”). The sole member of APH XII Holdings is Apollo Principal Holdings XII, L.P. (“Principal Holdings XII”), and Apollo Principal Holdings XII GP, Ltd. (“Principal Holdings XII GP”) is the

general partner of Principal Holdings XII. The sole member of AMH Holdings is AMH Holdings (Cayman), L.P. (“AMH Holdings Cayman”), and AMH Holdings GP, Ltd. (“AMH Holdings GP”) is the general partner of AMH Holdings Cayman.

Apollo Palmetto Management, LLC (“Palmetto Management”) is the general partner of Palmetto Advisors. Principal Holdings IV is the sole member of Palmetto Management. The sole member of Solutions is AISG GP Ltd. (“AISG GP”), and Apollo Life Asset, L.P. (“Apollo Life”) is the sole shareholder of AISG GP. Apollo Life Asset GP, LLC (“Apollo Life GP”) is the general partner of Apollo Life. Apollo Capital Management, L.P. (“Capital Management”) is the sole shareholder of Apollo Life GP. The general partner of Capital Management is Apollo Capital Management GP, LLC (“Capital Management GP”).

AAA Investments, L.P. (“AAA Investments”) is the sole limited partner of the AAA Guarantor. AAA Associates is the general partner of AAA Investments. AAA MIP Limited (“AAA MIP”) is the general partner of AAA Associates. Apollo Alternative Assets, L.P. (“AAA”) provides investment services to AAA Guarantor, AAA Investments, AAA Associates and AAA MIP. Apollo International Management, L.P. (“Int’l Management”) is the managing general partner of AAA. Apollo International Management GP, LLC (“Int’l Management GP”) is the general partner of Int’l Management. AAA Holdings GP Limited (“AAA Holdings GP”) is the general partner of AAA Holdings.

Management Holdings is the sole member and manager of Int’l Management GP and Capital Management GP and the sole shareholder of AAA Holdings GP. Apollo Management Holdings GP, LLC (“Management Holdings GP”) is the general partner of Management Holdings.  Leon Black, Joshua Harris and Marc Rowan are executive officers and the managers or directors of Management Holdings GP, Principal Holdings III GP and Principal Holdings IV GP.

Each of the Record Holders, Principal Holdings I, Principal Holdings II, Principal Holdings III, Principal Holdings IV, Principal Holdings V, Principal Holdings VI, Principal Holdings VII, Principal Holdings VIII, Principal Holdings IX, Principal Holdings X, Principal Holdings XI, Principal Holdings XII, AMH Holdings, AMH Holdings Cayman, AMH Holdings GP, Principal Holdings I GP, Principal Holdings II GP, Principal Holdings III GP, Principal Holdings IV GP, Principal Holdings V GP, Principal Holdings VI GP, Principal Holdings VII GP, Principal Holdings VIII GP, Principal Holdings IX GP, Principal Holdings X GP, Principal Holdings XII GP, AMH Holdings Cayman, AMH Holdings GP, Palmetto Management, AISG GP, Apollo Life, Apollo Life GP, Capital Management, Capital Management GP, AAA Investments, AAA MIP, AAA, Int’l Management, Int’l Management GP, AAA Holdings GP, Management Holdings, Management Holdings GP, and Messrs. Black, Harris and Rowan, disclaims beneficial ownership of the Class A Shares of the Issuer included in this report, except to the extent of any pecuniary interest therein, and this report shall not be deemed an admission that any such person or entity is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of the Securities Exchange Act of 1934, as amended, or for any other purpose.

The address of each of APH I Holdings, APH II Holdings, APH III Holdings, APH IV Holdings, APH V Holdings, APH VI Holdings, APH VII Holdings, APH VIII Holdings, APH IX Holdings, APH X Holdings, APH XI Holdings, APH XII Holdings, AMH Holdings, Principal Holdings I, Principal Holdings I GP, Principal Holdings II, Principal Holdings II GP, Principal Holdings III, Principal Holdings III GP, Principal Holdings IV, Principal Holdings IV GP, Principal Holdings V, Principal Holdings V GP, Principal Holdings VI, Principal Holdings VI GP, Principal Holdings VII, Principal Holdings VII GP, Principal Holdings VIII, Principal Holdings VIII GP, Principal Holdings IX, Principal Holdings IX GP, Principal Holdings X, Principal Holdings X GP, Principal Holdings XI, Principal Holdings XII, Principal Holdings XII GP, AMH Holdings, AMH Holdings Cayman, AMH Holdings GP, AISG GP, Apollo Life, Apollo Life GP and AAA is c/o Walkers Corporate Limited, Cayman Corporate Center, 27 Hospital Road, George Town, KY1-9008, Grand Cayman, Cayman Islands.  The address of Palmetto Management, and AAA Investments is One Manhattanville Road, Suite 201, Purchase, New York 10577.  The address for AAA Associates, AAA MIP, AAA Holdings and AAA Holdings GP is Trafalgar Court, Les Banques, GY1 3QL, St. Peter Port, Guernsey, Channel Islands.  The address of Solutions is 2121 Rosecrans Ave, Suite 5300, El Segundo, CA 90245. The address of each of Palmetto Advisors, AAA Guarantor, Int’l Management, Int’l Management GP, Capital Management, Capital Management GP, Management Holdings and Management Holdings GP is 9 West 57th Street, New York, NY 10019.